Exhibit 10.9

WAIVER OF CERTAIN PROVISIONS OF CREDIT AGREEMENT

This Waiver of Certain Provisions of Credit Agreement (this “Waiver”) is made to be effective as of March 31, 2004. For valuable consideration, the receipt of which is hereby acknowledged, Borrower, Required Banks and Agent (as each term is hereinafter defined), each intending to be legally bound, hereby recite and agree as follows:

BACKGROUND INFORMATION

A   M/I HOMES, INC., formerly known as M/I Schottenstein Homes, Inc., an Ohio corporation (“Borrower”), BANK ONE, NA, a national banking association having its main office in Chicago, Illinois (“Bank One”), THE HUNTINGTON NATIONAL BANK, a national banking association, U.S. BANK, N.A. (formerly known as Firstar Bank, N.A.), a national banking association, NATIONAL CITY BANK, a national banking association, AMSOUTH BANK, an Alabama corporation, SUNTRUST BANK, a national banking association, COMERICA BANK, a Michigan banking corporation, FIFTH THIRD BANK, CENTRAL OHIO, an Ohio banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, WASHINGTON MUTUAL BANK, FA, a federal association, FLEET NATIONAL BANK, a national banking association, and GUARANTY BANK, a federal savings bank (each of such banking institutions, including Bank One, and each other lender that shall become a “Bank” pursuant to subsection 2.6(b) or subsection 11.7 of the Credit Agreement as hereinafter defined, each a “Bank” and, collectively, “Banks”) and BANK ONE, NA, a national banking association, as agent for Banks (“Agent”), are parties to a Credit Agreement, effective as of March 6, 2002 (the “Credit Agreement”).

B.   Borrower has requested the waiver, for a period beginning March 31, 2004 through and including September 30, 2004 (the “Waiver Period”) of certain provisions of the Credit Agreement.

C.   The waiver requested by Borrower requires the consent of the Required Banks (as defined in the Credit Agreement)
Accordingly, Borrower, Required Banks and Agent hereby agree as follows:

AGREEMENT

   1.   Waiver of Certain Provisions of Limitation on Secured Indebtedness. During the Waiver Period, to the extent that Borrower’s incurrence of Secured Indebtedness, not to exceed the principal amount of $28,500,000.00, in connection with the purchase of land in Prince William County, Virginia, in a transaction with South Market LLC would otherwise violate Section 7.1 (Limitation on Secured Indebtedness) of the Credit Agreement, such violation is waived.

   2.   Waiver of Certain Change of Control Provisions. During the Waiver Period, to the extent, if any, of a violation of clause (b) of paragraph 9 of Section 9 (Defaults, Events of Default) of the Credit Agreement, such violation is waived, so long as the aggregate amount of voting capital stock of Borrower owned or controlled by the Persons set forth in such clause (b) is not less than fifty-five percent (55%) of the aggregate amount of the outstanding voting capital stock of Borrower owned or controlled by such Persons as of March 6, 2002, provided that any voting capital stock owned or controlled by Irving E. Schottenstein or his spouse with respect to trusts for the benefit of Gary L. Schottenstein or Linda S. Fisher or the respective spouse, children or grandchildren of Gary L. Schottenstein or Linda S. Fisher shall be excluded from any calculation of stock ownership or control for all purposes of such clause (b).

   3.   Fees. As a condition to the effectiveness of this Waiver, the Borrower shall pay to the Agent for the benefit of the Banks a fee, the amount and terms of payment of which are the subject of a separate letter agreement between the Borrower and the Agent.

   4.   No Other Waivers. This Waiver is limited to the provisions specifically set forth herein and, except as set forth herein, the terms of the Credit Agreement shall continue in full force and effect.

   5.   Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

   6.   Governing Law. This Waiver shall be governed by, and construed and interpreted in accordance with the internal laws of the State of Illinois but giving effect to federal laws applicable to national banks.

 IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

M/I HOMES, INC., formerly known as M/I Schottenstein Homes, Inc.

By:
Name:
Title:

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BANKS

BANK ONE, NA,
as Agent and as a Bank

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK,
as Documentation Agent and as a Bank

By:
Name:
Title:

U.S. BANK, N.A. (formerly known as
Firstar Bank, N.A.), as Co-Agent and as a Bank

By:
Name:
Title:

NATIONAL CITY BANK,
as Co-Agent and as a Bank

By:
Name:
Title:

AMSOUTH BANK,
as Co-Agent and as a Bank

By:
Name:
Title:

SUNTRUST BANK,
as Co-Agent and as a Bank

By:
Name:
Title:

3

COMERICA BANK

By:
Name:
Title:

FIFTH THIRD BANK, CENTRAL OHIO

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WASHINGTON MUTUAL BANK, FA

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

GUARANTY BANK

By:
Name:
Title:

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